                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   __________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) August 19, 1997
                                                 ---------------


                      NATIONWIDE HEALTH PROPERTIES, INC.
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               (Exact name of registrant as specified in charter)


   Maryland                         1-9028                      95-3997619
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(State or other                   (Commission                 (IRS employer
jurisdiction of                   file number)                identification
incorporation)                                                number)



      610 Newport Center Drive, Suite 1150, Newport Beach, CA 92660-6429
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                   (Address of principal executive offices)


              Registrant's telephone number, including area code:
                                (714) 718-4400
                                --------------



                                      Not Applicable
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         (Former name or former address, if changed since last report)
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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
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1.1       Distribution Agreement, dated August 19, 1997, among the Registrant,
          Goldman, Sachs & Co., and Merrill Lynch & Co., Merill Lynch, Pierce, Fenner & Smith, Incorporated.

1.2 Indenture, dated August 19, 1997, between the Registrant and The Bank of New York.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   NATIONWIDE HEALTH PROPERTIES, INC.



Date:  August 19, 1997             By:  /s/ Mark L. Desmond
                                       ----------------------------
                                   Name:   Mark L. Desmond
                                   Title:  Senior Vice President and
                                           Chief Financial Officer
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                                 EXHIBIT INDEX
                                 -------------
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

Exhibit
  No.               Description
-------             -----------
1.1 Distribution Agreement, dated August 19, 1997, among the Registrant, Goldman, Sachs & Co., and Merrill Lynch & Co., Merill Lynch, Pierce, Fenner & Smith, Incorporated.

1.2 Indenture, dated August 19, 1997, between the Registrant and The Bank of New York.
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